                                                                  CONFORMED COPY



                                    AMENDMENT NO. 1 AND WAIVER dated as of
                           January 28, 2000 (this "Amendment"), to the CREDIT AGREEMENT dated as of August 13, 1999 (the "Credit Agreement"), among INTERSIL CORPORATION, a Delaware corporation (the "Borrower"), INTERSIL HOLDING CORPORATION, a Delaware corporation ("Holdings"), the Lenders (as defined in Article I of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as swingline lender (in such capacity, the "Swingline Lender"), as an Issuing Bank (as defined in Article I of the Credit Agreement), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, SALOMON SMITH BARNEY INC., as syndication agent (in such capacity, the "Syndication Agent"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as documentation agent (in such capacity, the "Documentation Agent").


         A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower.

         B. Holdings and the Borrower have requested that the Required Lenders
(i) grant a limited waiver of Section 6.12(ii) of the Credit Agreement to allow Holdings, among other things, to prepay the Holdings Subordinated Notes and the Seller Subordinated Notes with part of the Net Cash Proceeds (the "IPO Proceeds") from the initial Public Equity Offering by Holdings of its common stock (the "IPO"), (ii) grant a limited waiver of Section 6.12(iii) of the Credit Agreement to allow Holdings to repurchase up to $70,000,000 aggregate principal amount of its Senior Subordinated Notes with part of the IPO Proceeds and (iii) agree to amend the Credit Agreement to allow, among other things, the Borrower to request from time to time that the Total Revolving Credit Commitment be increased to $150,000,000.

         C. The Required Lenders are willing to grant such limited waivers and to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Limited Waiver of Section 6.12. The Required Lenders hereby waive compliance by Holdings with the provisions of clauses (ii) and (iii)
Section 6.12 of the Credit Agreement to the extent (but only to the extent) necessary to allow Holdings, so long as no Default or Event of Default shall have occurred and be continuing at the time thereof or after giving effect thereto, to repurchase, redeem or otherwise prepay with a portion of the IPO Proceeds, (a) all of its outstanding Holdings Subordinated Notes and Seller Subordinated Notes in an aggregate original principal amount of $120,000,000, plus accrued interest, if any, to the date of such repurchase, redemption or prepayment,

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                                                                               2

and (b) up to $70,000,000 aggregate principal amount of its Senior Subordinated Notes, plus prepayment premiums; provided that the balance of the IPO Proceeds shall be used to prepay Term Loans pursuant to Section 2.13(c) of the Credit Agreement.

         SECTION 2. Addition of Section 2.24. The following Section 2.24 is hereby inserted following Section 2.23 of the Credit Agreement:

                  "SECTION 2.24. Increase in Revolving Credit Commitments. (a) The Borrower may, by written notice to the Administrative Agent from time to time, request that the Total Revolving Credit Commitment be increased to an amount not to exceed $150,000,000 minus any amount by which Revolving Credit Commitments shall have been reduced pursuant to
         Section 2.09(b) (the aggregate amount of such increase being referred to herein as the "Incremental Revolving Facility Amount"). Upon the approval of such request by the Administrative Agent, the Administrative Agent shall deliver a copy thereof to each Revolving Credit Lender. Such notice shall set forth the amount of the requested increase in the Total Revolving Credit Commitment (which shall be in minimum increments of $5,000,000 and a minimum amount of $20,000,000 or equal to the remaining Incremental Revolving Facility Amount) and the date on which such increase is requested to become effective (which shall be not less than 10 Business Days nor more than 60 days after the date of such notice), and shall offer each Revolving Credit Lender the opportunity to increase its Revolving Credit Commitment by its Pro Rata Percentage of the proposed increased amount. Each Revolving Credit Lender shall, by notice to the Borrower and the Administrative Agent given not more than 10 days after the date of the Administrative Agent's notice, either agree to increase its Revolving Credit Commitment by all or a portion of the offered amount (each Revolving Credit Lender so agreeing being an "Increasing Revolving Lender") or decline to increase its Revolving Credit Commitment (and any Revolving Credit Lender that does not deliver such a notice within such period of 10 days shall be deemed to have declined to increase its Revolving Credit Commitment) (each Revolving Credit Lender so declining or being deemed to have declined being a "Non-Increasing Revolving Lender"). In the event that, on the 10th day after the Administrative Agent shall have delivered a notice pursuant to the second sentence of this paragraph, the Increasing Revolving Credit Lenders shall have agreed pursuant to the preceding sentence to increase their Revolving Credit Commitments by an aggregate amount less than the increase in the Total Revolving Credit Commitment requested by the Borrower, the Borrower may arrange for one or more banks or other financial institutions (any such bank or other financial institution referred to in this clause (a) being called an "Augmenting Revolving Lender"), which may include any Revolving Credit Lender, to extend Revolving Credit Commitments or increase their existing Revolving Credit Commitments in an aggregate amount equal to the unsubscribed amount; provided that each Augmenting Revolving Lender, if not already a Revolving Credit Lender hereunder, shall be subject to the approval of the Administrative Agent and the Issuing Bank (which approvals shall not be unreasonably withheld) and the Borrower and each Augmenting Revolving Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its Revolving Credit Commitment and/or its status as a Revolving Credit Lender hereunder. Any increase in the Total Revolving Credit Commitment may be made in an amount which is less than the increase requested by the Borrower if the Borrower is unable to arrange for, or chooses not to arrange for, Augmenting Revolving Lenders.

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                                                                               3


                  (b) On the effective date (the "Increase Effective Date") of any increase in the Total Revolving Credit Commitment pursuant to this
         Section 2.24 (the "Commitment Increase"), (i) the aggregate principal amount of the Revolving Loans outstanding (the "Initial Loans") immediately prior to giving effect to the Commitment Increase on the Increase Effective Date shall be deemed to be paid, (ii) the Borrower shall pay each Increasing Revolving Lender and each Non- Increasing Revolving Lender any and all accrued but unpaid interest on the Initial Loans, (iii) each Increasing Revolving Lender and each Augmenting Revolving Lender that shall have been a Revolving Credit Lender prior to the Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to the difference between (A) the product of (1) such Revolving Credit Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Borrowings (as hereinafter defined) and (B) the product of (1) such Revolving Credit Lender's Pro Rata Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans,
         (iv) each Augmenting Revolving Lender that shall not have been a Revolving Credit Lender prior to the Commitment Increase shall pay to Administrative Agent in same day funds an amount equal to the product of (1) such Augmenting Revolving Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Borrowings, (v) after the Administrative Agent receives the funds specified in clauses (ii) and
         (iii) above, the Administrative Agent shall pay to each Non-Increasing Revolving Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Non-Increasing Revolving Lender's Pro Rata Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans, and (B) the product of (1) such Non-Increasing Revolving Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Borrowings, (vi) after the effectiveness of the Commitment Increase, the Borrower shall be deemed to have made new Revolving Credit Borrowings (the "Subsequent Revolving Borrowings") in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Administrative Agent in accordance with Section 2.03 and (vii) each Non-Increasing Revolving Lender, each Increasing Revolving Lender and each Augmenting Revolving Lender shall be deemed to hold its Pro Rata Percentage of each Subsequent Revolving Borrowing (each calculated after giving effect to the Commitment Increase). The deemed payments made pursuant to clause (i) above in respect of each Eurodollar Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.16 if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto.

                  (c) Notwithstanding the foregoing, no increase in the Total Revolving Credit Commitment (or in the Revolving Credit Commitment of any Revolving Credit Lender) or addition of a new Revolving Credit Lender shall become effective under this Section 2.24 unless, (i) on the date of such increase, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Revolving Credit Lenders) documents consistent with those delivered on the



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                                                                               4

         Effective Date under clauses (a) and (c) of Section 4.02 as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase."

         SECTION 3. Amendment to Section 1.01. The definition of "Permitted Acquisition" in Section 1.01 of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" in clause (b)(iii) of the proviso and substituting therefor the amount "$50,000,000".

         SECTION 4. Amendment to Section 2.13(c). Section 2.13(c) of the Credit Agreement is hereby amended by deleting the words "Senior Subordinated Notes" in the second proviso thereof and substituting therefor the words "Holdings Subordinated Notes".

         SECTION 5. Amendment to Section 5.04. (a) Section 5.04(c) of the Credit Agreement is hereby amended by deleting sub-paragraph (c) in it entirety and substituting therefor the phrase "[Intentionally omitted.]".

         (b) Section 5.04(d)(i) of the Credit Agreement is hereby amended by deleting the phrase "(a), (b) or (c)" and substituting therefor the phrase "(a) or (b)".

         SECTION 6. Amendment to Section 6.12(ii). Section 6.12(ii) of the Credit Agreement is hereby amended by deleting the words "Senior Subordinated Notes" in the parenthetical phrase therein and substituting therefor the words "Holdings Subordinated Notes".

         SECTION 7. Amendment to Section 6.12(iii). Section 6.12(iii) of the Credit Agreement is hereby amended by adding at the end thereof, immediately prior to the comma, the following clause:

                  "; provided, however, that Holdings may make any such payment or prepayment on or redemption of such Senior Subordinated Notes in an aggregate principal amount not to exceed $25,000,000 if (A) after giving effect to such payment, prepayment or redemption, there is at least $15,000,000 of unused and available Revolving Credit Commitments and (B) Holdings shall be in Pro Forma Compliance"

         SECTION 8. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower and Holdings represent and warrant to each of the Lenders, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Documentation Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 9. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the IPO is consummated, which shall be evidenced by a certificate of an officer of Holdings, if prior to such time the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.


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                                                                               5


         SECTION 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent, the Administrative Agent or the Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 12. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 14. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         SECTION 15. Acknowledgment of Guarantors. Each of the Guarantors hereto hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                            INTERSIL CORPORATION,

                                            by /s/ David A. Zinsner
                                            --------------------------------
                                            Name:  David A. Zinsner
                                            Title: Treasurer


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                                                                               6


                                            INTERSIL HOLDING CORPORATION,

                                            by /s/ David A. Zinsner
                                            ------------------------------------
                                            Name:  David A. Zinsner
                                            Title: Treasurer


                                            INTERSIL (OH), LLC,

                                            by /s/ David A. Zinsner
                                            ------------------------------------
                                            Name:  David A. Zinsner
                                            Title: Treasurer


                                            INTERSIL (PA), LLC,

                                            by /s/ David A. Zinsner
                                            ------------------------------------
                                            Name:  David A. Zinsner
                                            Title: Treasurer


                                            INTERSIL (FL), LLC,

                                            by /s/ David A. Zinsner
                                            ------------------------------------
                                            Name:  David A. Zinsner
                                            Title: Treasurer


                                            CHOICE-INTERSIL MICROSYSTEMS, INC.,

                                            by /s/ David A. Zinsner
                                            ------------------------------------
                                            Name:  David A. Zinsner
                                            Title: Treasurer



                                            CREDIT SUISSE FIRST BOSTON,
                                            individually, and as Administrative
                                            Agent, Collateral Agent, Swingline
                                            Lender and an Issuing Bank,

                                            by   /s/ Chris T. Horgan
                                            ------------------------------------
                                            Name:   Chris T. Horgan
                                            Title:  Vice President

                                             by   /s/ Robert Hetu
                                            ------------------------------------
                                            Name:   Robert Hetu
                                            Title:  Vice President


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                                                                               7


                                            SALOMON SMITH BARNEY INC.,
                                            individually, and as Syndication
                                            Agent,

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:


                                            MORGAN GUARANTY TRUST COMPANY OF
                                            NEW YORK, individually, and as
                                            Documentation Agent,

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:


                                            BANKBOSTON N.A.,

                                            by /s/ Lynn R. Schade
                                            ------------------------------------
                                            Name: Lynn R. Schade
                                            Title: Vice President


                                            SCOTIABANC INC.,

                                            by /s/ W.J. Brown
                                            ------------------------------------
                                            Name:  W.J. Brown
                                            Title: Managing Director




                                            CYPRESSTREE SENIOR FLOATING RATE
                                            FUND

                                            By: CypressTree Investment
                                                Management Company, Inc.,
                                                as Portfolio Manager,

                                            by /s/ Jonathan D. Sharkey
                                            ------------------------------------
                                            Name:  Jonathan D. Sharkey
                                            Title: Principal


                                            CYPRESSTREE INVESTMENT PARTNERS I,
                                            LTD.

                                            By: CypressTree Investment
                                                Management Company, Inc., as
                                                Portfolio Manager,
                                            by /s/ Jonathan D. Sharkey
                                            ------------------------------------
                                            Name:  Jonathan D. Sharkey
                                            Title: Principal


                                            EATON VANCE INSTITUTIONAL SENIOR
                                            LOAN FUND

                                            By: Eaton Vance Management, as
                                                Investment Advisor,

                                            by /s/ Scott H. Page
                                            ------------------------------------
                                            Name:  Scott H. Page
                                            Title: Vice President


                                            GALAXY CLO 1999-1, LTD.

                                            By: SAI Investment Adviser, Inc.,
                                                its Collateral Manager,

                                            by /s/ Lynn A. Hopton
                                            ------------------------------------
                                            Name: Lynn A. Hopton
                                            Title: Authorized Signatory


                                            IBM CREDIT CORPORATION,

                                            by /s/ Thomas S. Curcio
                                            ------------------------------------
                                            Name: Thomas S. Curcio
                                            Title: Manager of Credit



                                            MERRILL LYNCH PRIME RATE PORTFOLIO

                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor,

                                            by /s/ Joseph Moroney
                                            ------------------------------------
                                            Name: Joseph Moroney
                                            Title: Authorized Signatory


                                             MERRILL LYNCH SENIOR FLOATING RATE
                                             FUND II, INC.,

                                             by /s/ Joseph Moroney
                                            ------------------------------------
                                            Name: Joseph Moroney
                                            Title: Authorized Signatory

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.,

                                            by /s/ Joseph Moroney
                                            ------------------------------------
                                            Name: Joseph Moroney
                                            Title: Authorized Signatory


                                            NORTH AMERICAN SENIOR FLOATING
                                            RATE FUND,

                                            By: CypressTree Investment
                                                Management Company, Inc., as
                                                Portfolio Manager,

                                            by /s/ Jonathan D. Sharkey
                                            ------------------------------------
                                            Name: Jonathan D. Sharkey
                                            Title: Principal


                                            PPM SPYGLASS FUNDING TRUST,

                                            by /s/ Kelly C. Walker
                                            ------------------------------------
                                            Name: Kelly C. Walker
                                            Title: Authorized Agent


                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research,
                                                as Investment Advisor,

                                            by /s/ Scott H. Page
                                            ------------------------------------
                                            Name: Scott H. Page
                                            Title: Vice President



                                            EATON VANCE SENIOR INCOME TRUST

                                            By: Eaton Vance Management, as
                                                Investment Advisor,

                                            by /s/ Scott H. Page
                                            ------------------------------------
                                            Name: Scott H. Page
                                                      Title: Vice President


                                            SRF TRADING, INC.,

                                            by /s/ Kelly C. Walker
                                            ------------------------------------
                                            Name: Kelly C. Walker
                                            Title: Vice President

                                            STANFIELD CLO LTD.

                                            By: Stanfield Capital Partners
                                                LLC, as Investment
                                                Manager to Various Funds,

                                            by /s/ Gregory L. Smith
                                            ------------------------------------
                                            Name: Gregory L. Smith
                                            Title: Partner


                                            STEIN ROE & FARNHAM CLO 1 LTD.

                                            By: Stein Roe & Farnham
                                                Incorporated, as Portfolio
                                                Manager,


                                            by /s/ Brian W. Good
                                            ------------------------------------
                                            Name:  Brian W. Good
                                            Title: Vice President & Portfolio
                                                   Manager



                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY,

                                            by /s/ Brian W. Good
                                            ------------------------------------
                                            Name:  Brian W. Good
                                            Title: Vice President, Stein Roe &
                                                   Farnham Incorporated, as
                                                   Advisor to  the Stein Roe
                                                   Floating Rate Limited
                                                   Liability Company


                                            SUNTRUST BANK,

                                            by /s/ W. David Wisdom
                                            ------------------------------------
                                            Name: W. David Wisdom
                                            Title: Vice President



                                            TRANSAMERICA COMMERCIAL FINANCE
                                            CORP.,

                                            by /s/ Andrew E. Kelpsa
                                            ------------------------------------
                                            Name: Andrew E. Kelpsa
                                            Title: Vice President